Taxation	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Taxation	Taxation

Income taxes consist of the following:

	Successor			Predecessor
(In $ millions)	Year ended December 31, 2020	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018
Current tax expense/(benefit):
Bermuda	—	—	—	—
Foreign	12	22	30	34
Deferred tax expense/(benefit):
Bermuda	—	—	—	—
Foreign	(7)	(61)	(22)	(4)
Total tax expense/(benefit)	5	(39)	8	30
Effective tax rate	(0.1)%	3.1%	(1.3)%	(0.8)%

The effective tax rate for the year ended December 31, 2020 (Successor), the year ended December 31, 2019 (Successor), the period from July 2, 2018 through December 31, 2018 (Successor) and the period from January 1, 2018 through July 1, 2018 (Predecessor) was (0.1)%, 3.1% (1.3)% and (0.8)% respectively.

We are incorporated in Bermuda, where a tax exemption has been granted until 2035. Other jurisdictions in which we and our subsidiaries operate are taxable based on rig operations. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction. Thus, we may pay tax within some jurisdictions even though we might have losses in others.

Due to the CARES Act in the US, we recognized a tax benefit of $5 million which included the release of valuation allowances previously recorded and carrying back net operating losses to previous years.

The income taxes for the year ended December 31, 2020 (Successor), the year ended December 31, 2019 (Successor), the period from July 2, 2018 through December 31, 2018 (Successor), and the period from January 1, 2018 through July 1, 2018 (Predecessor) differed from the amount computed by applying the Bermuda statutory income tax rate of 0% as follows:

	Successor			Predecessor
(In $ millions)	Year ended December 31, 2020	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018
Effect of change on unrecognized tax benefits	(1)	(6)	49	12
Effect of unremitted earnings of subsidiaries	(2)	(17)	(10)	—
Effect of taxable income in various countries	8	(16)	(31)	18
Total tax expense/(benefit)	5	(39)	8	30

Deferred income taxes

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. The net deferred tax assets/(liabilities) consist of the following:

Deferred tax assets:

(In $ millions)	December 31, 2020	December 31, 2019
Pensions and stock options	1	2
Provisions	31	30
Net operating losses carried forward	251	259
Intangibles	4	—
Other	3	—
Gross deferred tax assets	290	291
Valuation allowance	(219)	(255)
Deferred tax assets, net of valuation allowance	71	36

Deferred tax liabilities:

(In $ millions)	December 31, 2020	December 31, 2019
Property, plant and equipment	30	30
Unremitted Earnings of Subsidiaries	8	10
Deferred gain	34	—
Intangibles	—	4
Gross deferred tax liabilities	72	44
Net deferred tax liability	(1)	(8)

As at December 31, 2020, deferred tax assets related to net operating loss (“NOL”) carry forwards was $251 million (December 31, 2019: $259 million), which can be used to offset future taxable income. NOL carry forwards which were generated in various jurisdictions, include $241 million (December 31, 2019: $249 million) that will not expire and $10 million (December 31, 2019: $10 million) that will expire between 2021 and 2040 if not utilized.
As at December 31, 2020, deferred tax liability related to intangibles from the application of fresh start accounting was nil (December 31, 2019: $4 million).

We establish a valuation allowance for deferred tax assets when it is more likely than not that the benefit from the deferred tax asset will not be realized. The amount of deferred tax assets considered realizable could increase or decrease in the near-term if our estimates of future taxable income change. Our valuation allowance consists of $251 million on NOL carry forwards as at December 31, 2020 (December 31, 2019: $259 million).

Uncertain tax positions

As at December 31, 2020 (Successor), we had a total amount of unrecognized tax benefits of $82 million excluding interest and penalties of which $61 million was included in other non-current liabilities, and $21 million was presented as a reduction of deferred tax assets. The changes to our balance related to unrecognized tax benefits were as follows:

	Successor			Predecessor
(In $ millions)	Year ended December 31, 2020	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018
Balance at the beginning of the period	89	132	61	55
Increases as a result of positions taken in prior periods	1	8	69	7
Increases as a result of positions taken during the current period	—	29	18	1
Decreases as a result of positions taken in prior periods	(4)	(34)	(9)	(2)
Decreases due to settlements	(1)	(46)	(7)	—
Decreases as a result of a lapse of the applicable statute of limitations	(3)	—	—	—
Balance at the end of the period	82	89	132	61

Accrued interest and penalties totaled $18 million at both December 31, 2020 (Successor) and December 31, 2019 (Successor) and were included in "Other liabilities" on our Consolidated Balance Sheets. We recognized expenses/(benefits) of ($1 million), ($7 million), $11 million and $3 million during the year ended December 31, 2020 (Successor), the year ended December 31, 2019 (Successor), the period from July 2, 2018 through December 31, 2018 (Successor) and the period from January 1, 2018 through July 1, 2018 (Predecessor), respectively, related to interest and penalties for unrecognized tax benefits on the income tax expense line in the accompanying Consolidated Statement of Operations.
As of December 31, 2020 (Successor), $79 million of our unrecognized tax benefits, including penalties and interest, would have a favorable impact to the Company’s effective tax rate if recognized.
Tax returns and open years
We are subject to taxation in various jurisdictions. Tax authorities in certain jurisdictions examine our tax returns and some have issued assessments. We are defending our tax positions in those jurisdictions.
The Brazilian tax authorities have issued a series of assessments with respect to our returns for certain years up to 2012 for an aggregate amount equivalent to $161 million including interest and penalties. The relevant group companies are robustly contesting these assessments including filing relevant appeals. An adverse outcome on these proposed assessments could result in a material adverse impact on our Consolidated Balance Sheets, Statements of Operations or Cash Flows. During the year ended December 31, 2020, the Company posted approximately $65 million collateral with a financial institution in order to continue the appeal against certain tax years. The collateral is included in "Restricted Cash" on our Consolidated Balance Sheets.
The Nigerian tax authorities have issued a series of claims and assessments both directly and lodged through the Previous Chapter 11 Proceedings, with respect to returns for subsidiaries for certain years up to 2016 for an aggregate amount equivalent to $171 million. The relevant group companies are robustly contesting these assessments including filing relevant appeals in Nigeria and it is also intended that one or more formal objections against these claims for distribution purposes will be filed in the U.S. court. An adverse outcome on these proposed assessments could result in a material adverse impact on our Consolidated Balance Sheets, Statements of Operations or Cash Flows.
The following table summarizes the earliest tax years that remain subject to examination by other major taxable jurisdictions in which we operate.

Jurisdiction	Earliest Open Year
Angola	2015
Nigeria	2014
United States	2016
Norway	2016
Brazil	2008